PRIME VALUE OBLIGATIONS FUND

A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST
Institutional Shares
Institutional Capital Shares
Institutional Service Shares

SUPPLEMENT TO PROSPECTUSES DATED SEPTEMBER 30, 2006

A Special Meeting of Shareholders of Prime Value Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), will be held on February 23, 2007 at 2:00 p.m., Eastern Time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000. At the meeting, shareholders will be asked to vote on the following proposals:

            1. To amend the fundamental investment limitation regarding the Fund's ability to lend its assets; and

            2. To  transact  such  other  business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 3, 2007, as the record date for determination of shareholders entitled to vote at the meeting.

January 10, 2007

Cusip 60934N583
Cusip 60934N567
Cusip 60934N575

36125 (1/07)